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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 18, 2002


                      NOVASTAR MORTGAGE FUNDING CORPORATION
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             (Exact name of registrant as specified in its charter)


            Delaware                     333-50290               48-1195807
-------------------------------       ----------------       -------------------
(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
         Incorporation)                    Number)           Identification No.)

1901 West 47th Place, Suite 105,
          Westwood, KS                                              66205
--------------------------------                             -------------------
(Address of Principal Executive                                  (Zip Code)
             Offices)


        Registrant's telephone number, including area code (913) 514-3200
                                                           --------------

                                    No Change
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          (Former name or former address, if changed since last report)





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Item 5.         Other Events
                ------------

o   Copies of the opinions of Dewey Ballantine LLP are being filed as Exhibits
    5.1 and 8.1 to this Current Report on Form 8-K.

o   Consent of Dewey Ballantine LLP





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NOVASTAR MORTGAGE FUNDING CORPORATION


                                    Registrant



                                    By: /s/  Kelly Meinders
                                        ------------------------------------
                                        Name:  Kelly Meinders
                                        Title: Vice President


Dated: March 15, 2002